Exhibit 99.1

Sales Plan for George A. Bellino

This Sales Plan, is entered into as of November 4, 2005 (this “Sales Plan”), by and between George A. Bellino (“Seller”) and CIBC World Markets Corp. (the “Bank”), acting as agent for Seller.

A.	Recitals

1.             This Sales Plan is intended to be the Seller’s adoption of a written plan for trading securities that complies with the requirements of Rule 10b5-1(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

2.             Seller is establishing this Sales Plan in order to permit the orderly disposition of a portion of Seller’s holdings of shares of common stock, par value $0.01 per share (the “Stock”), of Citi Trends, Inc., a Delaware corporation (the “Issuer”) including Stock that Seller has the right to acquire under the outstanding stock options issued by the Issuer listed on Schedule A attached hereto (the “Options”).

B.	Seller’s Representations, Warranties and Covenants

1.             As of the date on which Seller executed this Sales Plan, Seller was not aware of any material non-public information concerning the Issuer or its securities. Seller entered into this Sales Plan in good faith and not as part of a plan or scheme to evade compliance with the federal securities laws.

2.             The securities to be sold under this Sales Plan are owned free and clear by Seller (subject, in the case of shares underlying Options, only to the compliance by Seller with the exercise provisions of such Options) and are not subject to any agreement granting any pledges, liens, mortgages, hypothecations, security interests or other encumbrances or limitations on disposition other than those imposed by Rule 144 or 145 under the Securities Act of 1933, as amended (the “Securities Act”).

3.             While the Sales Plan is in effect, Seller agrees not to sell any shares of the Issuer through any broker other than the Bank.

4.             Seller agrees to provide the Bank with a certificate, dated as of the date hereof and signed by the Issuer, substantially in the form of Exhibit A attached hereto, prior to commencement of sales of Stock pursuant to this Sales Plan.

5.            Seller agrees to complete, execute and deliver to the Bank a Seller’s representation letter substantially in the form of Exhibit B attached hereto prior to the commencement of sales of Stock pursuant to this Sales Plan.

6.            The execution and delivery of this Sales Plan by Seller and the transactions contemplated by this Sales Plan will not contravene any provision of applicable law or any agreement or other instrument binding on Seller or Seller’s affiliates, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over Seller or Seller’s affiliates.

7.            Seller agrees that until this Sales Plan has been terminated Seller shall, upon written request from the Bank delivered to Seller from time to time, provide such information as is reasonably requested to confirm that sales under the Sales Plan are in compliance with Rule 144 or Rule 145.

8.            Seller agrees that Seller shall not, directly or indirectly, communicate any material non-public information relating to the Stock or the Issuer to any employee of the Bank or its affiliates who is involved, directly or indirectly, in executing this Sales Plan at any time while the Sales Plan is in effect.

9.            (a)         Seller agrees to make all filings required under Sections 13(d), 13(g) and 16 of the Exchange Act in a timely manner, to the extent any such filings are applicable to Seller. The Bank shall provide information to Seller, as Seller may reasonably request in writing, with respect to each sale of Stock made under this Sales Plan, as soon as reasonably practicable.

(b)          Seller agrees that Seller shall, in connection with the performance of this Sales Plan, comply with all applicable laws, including, without limitation, Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(c)	Seller acknowledges that Seller is deemed an insider of the Issuer.

10.          (a)         Seller represents and warrants that the Stock to be sold pursuant to this Sales Plan will either (i) not be a “restricted security” as defined in Rule 144 under the Securities Act or (ii) be identified by Seller as being a “restricted security” subject to Rule 144, but the one-year holding period prescribed by the Rule will have been met prior to delivery of such Stock to the Bank. Seller further represents that the Stock delivered to the Bank will be freely saleable and that the certificates for the Stock will not bear any legend or statement restricting their transferability to a buyer, provided that each share of Stock identified by Seller as being a “restricted security” is sold in compliance with Rule 144, as prescribed by this Sales Plan.

(b)         Seller agrees not to take, and agrees to use reasonable efforts not to cause any person or entity with which Seller would be required to aggregate sales of Stock pursuant to paragraph (a)(2) or (e) of Rule 144 to take, any action that would cause the sales hereunder not to meet all applicable requirements of Rule 144. Seller shall promptly advise the Bank of any sale of Stock by any other person or entity whose sales of Stock would be aggregated with those of Seller for purposes of compliance with the volume limitations of Rule 144. Seller understands and agrees that the Bank shall not be liable for sales effected in excess of the Rule 144 volume limitations, due to Seller’s failure promptly to inform the Bank of such sales of Stock by such other person or entity prior to such excess sales.

(c)          Seller agrees to file Forms 144 for the sales to be effected under this Sales Plan at such times as Seller may be required or permitted by applicable law.1

(d)          The Bank agrees to conduct all sales pursuant to this Sales Plan in accordance with any and all provisions of Rule 144 or Rule 145 applicable thereto, including, but not limited to, the manner of sale requirement of Rule 144, and in no event shall the Bank effect any sale if such sale would exceed the then-applicable volume limitation under Rule 144; provided, however, that Seller has informed the Bank, in accordance with Section B(10)(b) above, of all sales by any person or entity whose sales of stock would be aggregated with those of Seller for purposes of compliance with the volume limitations of Rule 144.

11.          Seller shall maintain in its account at the Bank (the “Plan Account”) a sufficient number of shares of Stock to cover all sales contemplated by this Sales Plan together with stock powers and other necessary transfer documentation.

C.	Implementation of the Plan

1.            Seller hereby appoints the Bank to sell shares of Stock pursuant to the terms and conditions set forth herein. Subject to such terms and conditions, the Bank hereby accepts such appointment.

2.            The Bank is authorized to begin selling Stock pursuant to this Sales Plan commencing on January 5, 2006, subject to the limitations set forth below, and shall cease selling Stock on the earliest to occur of (a) April 1, 2006, (b) the date that the aggregate number of shares of Stock sold pursuant to this Sales Plan

_________________________

1 The Seller’s representation on the Forms 144 regarding Seller’s knowledge of material information regarding the Issuer may be made as of the date the Sales Plan is adopted. The “Remarks” section of each Form 144 should state that the sale is being made pursuant to a previously adopted plan intended to comply with Rule 10b5-1(c) and indicate the later of the date the Sales Plan was adopted or was most recently amended and that the representation is made as of such date.

reaches 75,000 shares (the “Total Sale Amount”), (c) two business days after receipt of notice of death of Seller, (d) the date on which the Bank receives notice of the commencement of any proceedings in respect of, or triggered by, Seller’s bankruptcy or insolvency or (e) upon the termination of this Sales Plan as provided below in Section D (the “Plan Sales Period”).

3.            (a) During the Plan Sales Period, subject to the conditions and terms of this Sales Plan and Rule 144, the Bank shall sell the Daily Sale Amount (as defined below) for the account of Seller on each Sale Day (as defined below) at a gross price before deduction of commissions, mark-downs or expenses of sale and exercise prices, withholding taxes and other expenses of exercise of at least “Minimum Sale Price” as defined in the table below:

Stock Closing Price	Minimum Sale Price	Daily Sale Amount
On day prior to
Sale Day

Below $18.00	--	none
$18.01 - $20.00	$18.00	5,000
$20.01 - $25.00	$20.00	10,000
$25.01 - $30.00	$25.00	15,000
$30.01 - $35.00	$30.00	17,500
Over $35.00	$35.00	20,000

(b) A “Sale Day” is Thursday of each week during the Plan Sales Period, provided that if any Sale Day is a day during the Plan Sales Period in which the NASDAQ National Market is not open for business then such Sale Day shall be deemed to fall on the next succeeding trading day.

(c) The “Daily Sale Amount” for any Sale Day shall be determined by the table above in section 3(a). The amount sold should not exceed 25,000 shares per month.

(d) In order to effect the sales contemplated hereunder, Seller hereby permits and authorizes Rich Tobin or another successor registered representative of the Bank to withdraw an amount of Stock in any denomination necessary, but in no event greater than the Total Sale Amount, from account 033-13189-1-5, entitled “George Bellino”, as many times as may be needed to settle the aforementioned sales.

(e)          Subject to the Minimum Sale Price and the other applicable provisions of this Sales Plan, the Bank may sell the Daily Sale Amount on each Sale Day under ordinary principles of best execution.

(f)           The Daily Sale Amount and any other applicable provisions of the Sales Plan shall be adjusted automatically on a proportionate basis to take into account any stock split, reverse stock split, stock dividend or similar transaction with respect to the Stock that occurs during the Plan Sales Period.

(g)          Seller understands that the Bank may not be able to effect a sale due to a market disruption or a legal, regulatory or contractual restriction applicable to the Bank or any other event or circumstance (a “Blackout”). Seller also understands that even in the absence of a Blackout, the Bank may be unable to effect sales consistent with ordinary principles of best execution due to insufficient volume of trading, failure of the Stock to reach and sustain a limit order price, or other market factors in effect on the date of an intended sale.

(h)          Seller and the Bank agree that if the Issuer enters into a transaction that results, in Issuer’s good faith determination, in the imposition of trading restrictions on the Seller, such as a stock offering requiring an affiliate lock-up (“Issuer Restriction”), and if Issuer shall provide the Bank at least three (3) days’ prior written notice signed by Issuer and Seller and confirmed by telephone of such trading restrictions, then the Bank will cease effecting sales under this Sales Plan until notified in writing by Issuer that such restrictions have terminated. The Bank shall resume effecting sales in accordance with this Sales Plan as soon as practicable after the cessation or termination of a Blackout or receipt of the notice as set forth in the preceding sentence that the Issuer Restriction has terminated. Any unfilled sales that are not executed due to the existence of a Blackout or Issuer Restriction shall be deemed to be cancelled and shall not be effected pursuant to this Sales Plan.

4.            Subject to the parameters specified in Section C(3) above, and in each such case, subject to the requirements of Rule 144 being satisfied as provided in Section B(10)(d), sales of the Stock may be effected, in whole or in part, on an agency basis or, if the Bank is a market maker in the Stock at the time that any sale is to be made under this Sales Plan, the Bank may, in its sole discretion, effect one or more sales on a principal basis commensurate with all regulatory requirements regarding best execution practices.

5.            (a)        Seller agrees to make appropriate arrangements with the Issuer and its transfer agent and stock plan administrator to permit the Bank to furnish notice to the Issuer of the exercise of the Options and to have underlying shares delivered to the Bank as necessary to effect sales under this Sales Plan. Seller hereby authorizes the Bank to serve as Seller’s agent and attorney-in-fact and, in accordance with the terms of this Sales Plan, to exercise the Options. Seller agrees to complete, execute and deliver to the Bank Stock Option Cashless Exercise Forms, in the form attached hereto as Exhibit C, for the exercise of Options pursuant to this Sales Plan at such times and in such numbers as the Bank shall request. Stock received upon exercise of Options shall be delivered to the Plan Account.

(b)        The Bank shall withdraw Stock from the Plan Account in order to effect sales of Stock under this Sales Plan. If on any day that sales are to be made under this Sales Plan the number of shares of Stock in the Plan Account is less than the number of shares to be sold on such day, the Bank shall exercise a sufficient number of Options to effect such sales by either exercising first (x) those Options with the earliest expiration date or (y) those Options with the lowest exercise price. The Bank shall in no event exercise any Option if at the time of exercise the exercise price of the Option is equal to or higher than the market price of the Stock.

(c)          The Bank shall, in connection with the exercise of Options, remit to the Issuer the exercise price thereof along with such amounts as may be necessary to satisfy withholding obligations. These amounts shall be deducted from the proceeds of sale of the Stock, together with interest thereon computed in accordance with the Bank’s customary practices.

(d)          To the extent that any Stock remains in the Plan Account after the end of the Plan Sales Period or upon termination of this Sales Plan, the Bank agrees to return such Stock promptly to the Issuer’s transfer agent.

6.            Seller acknowledges and agrees that he does not have authority, influence or control over any sales of Stock effected by the Bank pursuant to this Sales Plan, and will not attempt to exercise any authority, influence or control over such sales.

D.	Termination

This Sales Plan may not be terminated prior to the end of the Plan Sales Period, except upon direction by Seller to the Bank after consultation with Seller’s own legal advisors or by notice from the Bank that the Bank, in its sole discretion, has determined that it is prohibited from continuing to operate as agent by a legal, contractual or regulatory restriction applicable to it or its affiliates. Any modification of this Sales Plan by Seller will be made in good faith and not as part of a scheme to evade the prohibitions of Rule 10b5-1. In particular, subject to the Seller’s right to terminate this Sales Plan, Seller agrees not to alter or modify this Sales Plan at any time that Seller is aware of any material non-public information about the Issuer or the Stock.

E.	Limitation of Liability

1.           Notwithstanding any other provision hereof, neither Seller nor the Bank shall be liable to the other for:

(a)        special, indirect, punitive, exemplary or consequential damages, or incidental losses or incidental damages of any kind, even if advised of the possibility of such losses or damages or if such losses or damages could have been reasonably foreseen, or

(b)          any failure to perform or to cease performance or any delay in performance that results from a cause or circumstance that is beyond its reasonable control, including, but not limited to, failure of electronic or mechanical equipment, strikes, failure of common carrier or utility systems, severe weather, market disruptions or other causes commonly known as “acts of God”.

2.            Seller has consulted with Seller’s own advisors as to the legal, tax, business, financial and related aspects of, and has not relied upon the Bank or any person affiliated with the Bank in connection with, Seller’s adoption and implementation of this Sales Plan.

3.            Seller acknowledges and agrees that in performing Seller’s obligations hereunder neither the Bank nor any of its affiliates nor any of their respective officers, employees or other representatives is exercising any discretionary authority or discretionary control respecting management of Seller’s assets, or exercising any authority or control respecting management or disposition of Seller’s assets, or otherwise acting as a fiduciary (within the meaning of Section 3(21) of the Employee Retirement Income Security Act of 1974, as amended, or Section 2510.3-21 of the Regulations promulgated by the United States Department of Labor) with respect to Seller or Seller’s assets. Without limiting the foregoing, Seller further acknowledges and agrees that neither the Bank nor any of its affiliates nor any of their respective officers, employees or other representatives has provided any “investment advice” within the meaning of such provisions, and that no views expressed by any such person will serve as a primary basis for investment decisions with respect to Seller’s assets.

4.            Seller agrees to indemnify and hold harmless the Bank and its officers, directors, employees, agents and affiliates from and against any losses, liabilities, claims, damages and expenses including, but not limited to, reasonable attorneys’ fees and the costs of investigating or defending any matter, arising out of or incurred in connection with this Sales Plan (“Losses”), except to the extent Losses are found in a final award or judgment by an arbitrator or court of competent jurisdiction (not subject to further appeal) to have resulted primarily and directly from gross negligence or willful misconduct on the part of the Bank.

F.	General

1.            Seller and the Bank acknowledge and agree that the Bank is acting as agent and custodian for Seller in connection with this Sales Plan and that Seller is a “customer” of the Bank within the meaning of Section 741(2) of Title 11 of the United States Code (the “Bankruptcy Code”). Seller and the Bank further acknowledge and agree that this Sales Plan is a “securities contract,” as such term is defined in Section 741(7) of the Bankruptcy Code, entitled to the protections of, among other sections, Sections 362(b)(6), 546(e) and 555 of the Bankruptcy Code.

2.            This Sales Plan constitutes the entire agreement between the parties with respect to this Sales Plan and supercedes any prior agreements or understandings with regard to the Sales Plan.

3.            This Sales Plan may be modified or amended only by a writing signed by the parties hereto and receipt by the Bank of a certificate signed by Seller dated as of the date of such amendment certifying that Seller is not aware of any material non-public information with respect to the Issuer; provided that the foregoing shall not apply in the case of termination under Section D.

4.            All notices to the Bank under this Sales Plan shall be deemed effective when received and shall be given to the following person in the manner specified by this Sales Plan by telephone, by facsimile or by certified mail:

Julie Harbey

Capital Markets

CIBC World Markets Corp.

Phone: 212-667-7241

Fax: 212-667-6140

5.            Seller’s rights and obligations under this Sales Plan may not be assigned or delegated without the written permission of the Bank.

6.            This Sales Plan may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

7.            If any provision of this Sales Plan is or becomes inconsistent with any applicable present or future law, rule or regulation, that provision will be deemed modified or, if necessary, rescinded in order to comply with the relevant law, rule or regulation. All other provisions of this Sales Plan will continue and remain in full force and effect.

8.            This Sales Plan, and all transactions contemplated hereunder, shall be governed by and construed in accordance with the internal laws of the State of New York.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have signed this Sales Plan as of the date first written above.

/s/ George A. Bellino

Name: George A. Bellino

CIBC World Markets Corp

/s/ Rich Tobin

Name: Rich Tobin

SCHEDULE A

STOCK OPTIONS TO BE EXERCISED UNDER SALES PLAN

Number of Options	Designation	Strike Price	Expiration Date

75,000	NQ’s	$0.3846	April 13, 2009

EXHIBIT A

ISSUER REPRESENTATION

Citi Trends, Inc., a Delaware corporation (the “Issuer”) represents that it has reviewed the Sales Plan dated November 4, 2005 (the “Sales Plan”) between George A. Bellino (“Seller”) and CIBC World Markets (the “Bank”) relating to the shares of common stock, $0.01 par value per share, of the Issuer (the “Stock”), and the Sales Plan does not violate the Issuer’s insider trading policies.

Dated: November 4, 2005

Citi Trends, Inc.

By:_________________________________

Name: Thomas Stoltz

Title:	Chief Financial Officer

EXHIBIT B

SELLER REPRESENTATION LETTER

CIBC World Markets Corp.

300 Madison Ave

5th Floor

New York, NY 10017

Attention: Legal Department

Re:	Name of Issuer: Citi Trends, Inc.
Class of Stock: Common Stock
Number of Shares to Be Sold: 75,000
Account Number: 033-13189-1-5

Gentlemen:

I have requested that you sell the above-captioned securities as broker for my account in the manner permitted by Rule 144 (the “Rule”) under the Securities Act of 1933, as amended (the “Securities Act”). In connection with this request, I hereby make the following representations to the issuer, issuer’s counsel and issuer’s transfer agent.

1. I acquired the securities in a transaction that did not require registration. I own the securities free and clear of any and all liens, pledges and encumbrances of any nature whatsoever, other than those imposed by the Rule, and they are fully paid for and nonassessable.

2. The aggregate number of shares of the above-captioned securities sold by me and by any person or entity whose sales are required by Rule 144 to be aggregated with mine during the preceding three months will not exceed the greater of (a) 1% of the shares outstanding and (b) the average weekly reported trading volume in such securities on all national securities exchanges and/or reported through the automated quotation system of a registered securities association during the four calendar weeks preceding the filing of the Form 144.

3. I have not made and will not make any payment to any other person in connection with any execution you may effect on my order; and have not, and will not pay to the Bank any more than the usual and customary broker’s commission; and I have not solicited or arranged and will not solicit or arrange for the solicitation of orders to buy in anticipation of or in connection with the proposed sale pursuant to such order. I have advised and will advise you of any open sell orders in the above captioned securities with any other broker or bank pending completion of this order.

4. This order is not part of a distribution of any securities on my behalf, and I am not an underwriter with respect to these securities within the meaning of the Securities Act. If there are any sales during the duration of this Plan by any other person or entity with which I am required to aggregate in accordance with the Rule, I will promptly inform the Bank of such sales as set forth in Section B(10)(b) of the Sales Plan.

5. I have filed on Form 144 three executed notices of proposed sale with the Securities and Exchange Commission and one with the NASDAQ National Market. I have attached a copy of the Form 144 as filed by me and the information contained thereon is accurate and complete.

6. I have a bona fide intention to sell these securities within a reasonable time from my filing of such Form 144.

7. I hereby authorize the Bank and its agents and representatives to make any inquiry of the issuer, issuer’s counsel and issuer’s transfer agent that you may deem advisable in connection with the proposed sale of these securities.

8. I understand that my order may be accepted by you subject to your investigation as to whether such proposed sale, if executed, will comply with the Rule and policies of the Bank.

9. I understand that it may be necessary for the issuer of these securities to supply a letter to you certifying that such issuer has filed with the Securities and Exchange Commission all reports and statements required to be filed by such issuer within the past twelve (12) months. I agree to use my best efforts to see that said issuer supplies said letter if deemed necessary by the Bank.

10. I understand that the Bank will, if my order to sell is accepted, act as no more than my agent or as a market maker as that term is defined in Section 3(a)(38) of the Securities Exchange Act of 1934 for the sale of these securities; and that I will receive the proceeds of any sale only if and when the shares sold are received by the Bank in good deliverable form.

11. I have not and will not enter into any arrangements with any other person or entity in respect of the sale of these securities.

[Signature page follows]

Very truly yours,

By: __________________________

______________________________
George A. Bellino

Title: Chief Merchandising Officer

Date: November 4, 2005

EXHIBIT C

STOCK OPTION CASHLESS EXERCISE FORM

I. Instructions to Citi Trends, Inc.

A.          This constitutes notice under the stock option plan of Citi Trends, Inc., a Delaware corporation (the “Issuer”) that I elect to exercise my option to purchase 75,000 shares of company stock (the “Stock”) at an exercise price of $0.3846 per share.

B.	This is a (check one): _______ qualified stock option plan
	XXX	non-qualified stock option plan

C.	I hereby irrevocably authorize the Issuer to (check one):

____	(1)	register the certificate(s) representing the Stock in the name of [ ] (Federal Tax ID # [ ]; and

(2)	deliver the certificate(s) to the Bank at [	], [	], [	] [	]
(Attn: Transfer Department) for deposit into my Plan Account;
Account #: ______________________

-OR-

XXX	deliver shares to the Bank through the Depository Trust Company (DTC).

Bank DTC#: ____________________
Account #: _______________________

__________________________	______
(Employee Signature)	(Date)

II. Issuer’s Acknowledgment of Option Exercise

A.    The Issuer acknowledges that it is in receipt of a valid option exercise certificate from George A. Bellino (“Employee”) covering the exercise of ______ shares of the Issuer’s common stock.

B.       In consideration of the Bank making a payment of $___________ to cover the cost of exercise (including taxes, if any) of the Employee’s option to purchase the shares from the Issuer, the Issuer agrees to promptly issue and deliver the shares registered in the name of the Bank for the Employee’s account.

C.	Funds should be delivered (check one):
	____	via check to: _____________

____	via wire to:	_____________ (bank name)
	ABA#	_____________ (nine digits)
	Account#	_____________ (company name)

D.	The Issuer represents that the shares will be issued pursuant to an effective registration statement and that the shares will be free of any restrictive legend.

Signature: __________________________

Print Name: George A. Bellino

Date: _____________________________